EXHIBIT 24


                               POWER OF ATTORNEY

     The undersigned hereby appoints Ron L. Pearce, Clefton D. Vaughan and W. Bayless Rowe and each of them, his or her true and lawful attorney-in-fact, with the authority to execute in his or her name, and to file with the U.S. Securities and Exchange Commission, together with any exhibits thereto and other documents therewith, a registration statement on Form S-8 under the U.S. Securities Act of 1933, as amended, relating to the Thrift Plan of Deltic Timber Corporation and any and all amendments thereto necessary or advisable to enable Deltic Timber Corporation to comply with the U.S. Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, which amendments may make such other changes in the registration statement as the aforesaid attorney-in-fact executing the same deems appropriate.


                                       /s/ Robert C. Nolan
                                       -------------------------------------
                                       Name:  Robert C. Nolan
                                       Title: Chairman of the Board of Directors

                                                                     EXHIBIT 24


                               POWER OF ATTORNEY

     The undersigned hereby appoints Ron L. Pearce, Clefton D. Vaughan and W. Bayless Rowe and each of them, his or her true and lawful attorney-in-fact, with the authority to execute in his or her name, and to file with the U.S. Securities and Exchange Commission, together with any exhibits thereto and other documents therewith, a registration statement on Form S-8 under the U.S. Securities Act of 1933, as amended, relating to the Thrift Plan of Deltic Timber Corporation and any and all amendments thereto necessary or advisable to enable Deltic Timber Corporation to comply with the U.S. Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, which amendments may make such other changes in the registration statement as the aforesaid attorney-in-fact executing the same deems appropriate.


                                       /s/ O.H. Darling, Jr.
                                       -------------------------------------
                                       Name:  O.H. Darling, Jr.
                                       Title: Director

                                                                     EXHIBIT 24


                               POWER OF ATTORNEY

     The undersigned hereby appoints Ron L. Pearce, Clefton D. Vaughan and W. Bayless Rowe and each of them, his or her true and lawful attorney-in-fact, with the authority to execute in his or her name, and to file with the U.S. Securities and Exchange Commission, together with any exhibits thereto and other documents therewith, a registration statement on Form S-8 under the U.S. Securities Act of 1933, as amended, relating to the Thrift Plan of Deltic Timber Corporation and any and all amendments thereto necessary or advisable to enable Deltic Timber Corporation to comply with the U.S. Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, which amendments may make such other changes in the registration statement as the aforesaid attorney-in-fact executing the same deems appropriate.


                                       /s/ R. Hunter Pierson, Jr.
                                       -------------------------------------
                                       Name:  R. Hunter Pierson, Jr.
                                       Title: Director

                                                                     EXHIBIT 24


                               POWER OF ATTORNEY

     The undersigned hereby appoints Ron L. Pearce, Clefton D. Vaughan and W. Bayless Rowe and each of them, his or her true and lawful attorney-in-fact, with the authority to execute in his or her name, and to file with the U.S. Securities and Exchange Commission, together with any exhibits thereto and other documents therewith, a registration statement on Form S-8 under the U.S. Securities Act of 1933, as amended, relating to the Thrift Plan of Deltic Timber Corporation and any and all amendments thereto necessary or advisable to enable Deltic Timber Corporation to comply with the U.S. Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, which amendments may make such other changes in the registration statement as the aforesaid attorney-in-fact executing the same deems appropriate.


                                       /s/ Rev. Christoph Keller, III
                                       -------------------------------------
                                       Name:  Rev. Christoph Keller, III
                                       Title: Director

                                                                     EXHIBIT 24


                               POWER OF ATTORNEY

     The undersigned hereby appoints Ron L. Pearce, Clefton D. Vaughan and W. Bayless Rowe and each of them, his or her true and lawful attorney-in-fact, with the authority to execute in his or her name, and to file with the U.S. Securities and Exchange Commission, together with any exhibits thereto and other documents therewith, a registration statement on Form S-8 under the U.S. Securities Act of 1933, as amended, relating to the Thrift Plan of Deltic Timber Corporation and any and all amendments thereto necessary or advisable to enable Deltic Timber Corporation to comply with the U.S. Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, which amendments may make such other changes in the registration statement as the aforesaid attorney-in-fact executing the same deems appropriate.


                                       /s/ Alex R. Lieblong
                                       -------------------------------------
                                       Name:  Alex R. Lieblong
                                       Title: Director

                                                                     EXHIBIT 24


                               POWER OF ATTORNEY

     The undersigned hereby appoints Ron L. Pearce, Clefton D. Vaughan and W. Bayless Rowe and each of them, his or her true and lawful attorney-in-fact, with the authority to execute in his or her name, and to file with the U.S. Securities and Exchange Commission, together with any exhibits thereto and other documents therewith, a registration statement on Form S-8 under the U.S. Securities Act of 1933, as amended, relating to the Thrift Plan of Deltic Timber Corporation and any and all amendments thereto necessary or advisable to enable Deltic Timber Corporation to comply with the U.S. Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, which amendments may make such other changes in the registration statement as the aforesaid attorney-in-fact executing the same deems appropriate.


                                       /s/ R. Madison Murphy
                                       -------------------------------------
                                       Name:  R. Madison Murphy
                                       Title: Director

                                                                     EXHIBIT 24


                               POWER OF ATTORNEY

     The undersigned hereby appoints Ron L. Pearce, Clefton D. Vaughan and W. Bayless Rowe and each of them, his or her true and lawful attorney-in-fact, with the authority to execute in his or her name, and to file with the U.S. Securities and Exchange Commission, together with any exhibits thereto and other documents therewith, a registration statement on Form S-8 under the U.S. Securities Act of 1933, as amended, relating to the Thrift Plan of Deltic Timber Corporation and any and all amendments thereto necessary or advisable to enable Deltic Timber Corporation to comply with the U.S. Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, which amendments may make such other changes in the registration statement as the aforesaid attorney-in-fact executing the same deems appropriate.


                                       /s/ J. Thurston Roach
                                       -------------------------------------
                                       Name:  J. Thurston Roach
                                       Title: Director

                                                                     EXHIBIT 24


                               POWER OF ATTORNEY

     The undersigned hereby appoints Ron L. Pearce, Clefton D. Vaughan and W. Bayless Rowe and each of them, his or her true and lawful attorney-in-fact, with the authority to execute in his or her name, and to file with the U.S. Securities and Exchange Commission, together with any exhibits thereto and other documents therewith, a registration statement on Form S-8 under the U.S. Securities Act of 1933, as amended, relating to the Thrift Plan of Deltic Timber Corporation and any and all amendments thereto necessary or advisable to enable Deltic Timber Corporation to comply with the U.S. Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, which amendments may make such other changes in the registration statement as the aforesaid attorney-in-fact executing the same deems appropriate.


                                       /s/ John C. Shealy
                                       -------------------------------------
                                       Name:  John C. Shealy
                                       Title: Director

                                                                     EXHIBIT 24


                               POWER OF ATTORNEY

     The undersigned hereby appoints Clefton D. Vaughan and W. Bayless Rowe and each of them, his or her true and lawful attorney-in-fact, with the authority to execute in his or her name, and to file with the U.S. Securities and Exchange Commission, together with any exhibits thereto and other documents therewith, a registration statement on Form S-8 under the U.S. Securities Act of 1933, as amended, relating to the Thrift Plan of Deltic Timber Corporation and any and all amendments thereto necessary or advisable to enable Deltic Timber Corporation to comply with the U.S. Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, which amendments may make such other changes in the registration statement as the aforesaid attorney-in-fact executing the same deems appropriate.


                                       /s/ Ron L. Pearce
                                       -------------------------------------
                                       Name:  Ron L. Pearce
                                       Title: President, Chief Executive Officer
                                              and Director

                                                                     EXHIBIT 24


                               POWER OF ATTORNEY

     The undersigned hereby appoints Ron L. Pearce, Clefton D. Vaughan and W. Bayless Rowe and each of them, his or her true and lawful attorney-in-fact, with the authority to execute in his or her name, and to file with the U.S. Securities and Exchange Commission, together with any exhibits thereto and other documents therewith, a registration statement on Form S-8 under the U.S. Securities Act of 1933, as amended, relating to the Thrift Plan of Deltic Timber Corporation and any and all amendments thereto necessary or advisable to enable Deltic Timber Corporation to comply with the U.S. Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, which amendments may make such other changes in the registration statement as the aforesaid attorney-in-fact executing the same deems appropriate.


                                       /s/ Emily R. Evers
                                       -------------------------------------
                                       Name:   Emily R. Evers
                                       Title:  Controller

                                                                     EXHIBIT 24


                               POWER OF ATTORNEY

     The undersigned hereby appoints Ron L. Pearce and Clefton D. Vaughan and each of them, his or her true and lawful attorney-in-fact, with the authority to execute in his or her name, and to file with the U.S. Securities and Exchange Commission, together with any exhibits thereto and other documents therewith, a registration statement on Form S-8 under the U.S. Securities Act of 1933, as amended, relating to the Thrift Plan of Deltic Timber Corporation and any and all amendments thereto necessary or advisable to enable Deltic Timber Corporation to comply with the U.S. Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, which amendments may make such other changes in the registration statement as the aforesaid attorney-in-fact executing the same deems appropriate.


                                       /s/ W. Bayless Rowe
                                       -------------------------------------
                                       Name:  W. Bayless Rowe
                                       Title: Vice President
                                              General Counsel and Secretary

                                                                     EXHIBIT 24


                               POWER OF ATTORNEY

     The undersigned hereby appoints Ron L. Pearce and W. Bayless Rowe and each of them, his or her true and lawful attorney-in-fact, with the authority to execute in his or her name, and to file with the U.S. Securities and Exchange Commission, together with any exhibits thereto and other documents therewith, a registration statement on Form S-8 under the U.S. Securities Act of 1933, as amended, relating to the Thrift Plan of Deltic Timber Corporation and any and all amendments thereto necessary or advisable to enable Deltic Timber Corporation to comply with the U.S. Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, which amendments may make such other changes in the registration statement as the aforesaid attorney-in-fact executing the same deems appropriate.


                                       /s/ Clefton D. Vaughan
                                       -------------------------------------
                                       Name:  Clefton D. Vaughan
                                       Title: Vice President, Finance and
                                              Administration, Treasurer

                                                                     EXHIBIT 24


                               POWER OF ATTORNEY

     The undersigned hereby appoints Ron L. Pearce, Clefton D. Vaughan and W. Bayless Rowe and each of them, his or her true and lawful attorney-in-fact with the authority to execute in his or her name, and to file with the U.S. Securities and Exchange Commission, together with any exhibits thereto and other documents therewith, a registration statement on Form S-8 under the U.S. Securities Act of 1933, as amended, relating to the Thrift Plan of Deltic Timber Corporation and any and all amendments thereto necessary or advisable to enable Deltic Timber Corporation to comply with the U.S. Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, which amendments may make such other changes in the registration statement as the aforesaid attorney-in-fact executing the same deems appropriate.


                                       /s/ David V. Meghreblian
                                       -------------------------------------
                                       Name:  David V. Meghreblian
                                       Title: Vice President, Operations